DocuSign Envelope ID: 86371C84-43D1-4D69-8FE2-BF1CAE746833 1 of 4 Consulting Agreement Certain information contained in this document has been redacted pursuant to Item 601(a)(6) of Regulation S-K. Redacted information is indicated with the notation “[***]” This Consulting Agreement (“Agreement”) is by and between Arista Networks, Inc. on behalf of itself and its affiliates (“Arista” or the “Company”) and Anshul Sadana (“Consultant”) and shall be effective as of immediately following Consultant’s termination of employment with the Company (“Effective Date”). Collectively, Arista and Consultant are the “Parties.” 1. Services: Consultant shall perform services from time to time as requested by Arista, which shall not exceed 4 hours per month unless the parties agree otherwise in writing. 2. Previous Equity Awards: As consideration for the services, all currently outstanding equity awards (the “Equity Awards”) that Arista previously awarded to Consultant during his employment with the Company under the Company’s 2014 Equity Incentive Plan (the “Plan”) and individual award agreements thereunder (the “Equity Award Agreements”) shall continue to remain outstanding, but notwithstanding the terms of the Plan and the Equity Award Agreements, the Equity Awards shall no longer vest during the term of this Agreement. Accordingly, the transition of Consultant from an employee of the Company shall not be considered a break in the service relationship and the post-termination exercise period of the Equity Awards that are stock options shall not commence. It is understood that Equity Awards that are stock options will expire by their terms on the 10- year anniversary of the grant date. The Parties agree that the Equity Awards may only re-commence vesting in the sole discretion of the Company. Upon termination of this Agreement, Equity Awards that are vested stock options will remain exercisable until the expiration of the post-termination exercise period set forth in the Equity Award Agreements, and Equity Awards that are restricted stock units will automatically forfeit. 3. Employee Proprietary Information and Inventions Agreement: Arista and Consultant are parties to that certain Employee Proprietary Information and Inventions Agreement (“Confidentiality Agreement”) dated July 12, 2007. The parties agree that the terms of the Confidentiality Agreement that are expressly intended to remain in effect following termination of Consultant’s employment with Arista as set forth therein shall remain in full force and effect in accordance therewith, and any terms that are limited to the term of employment will no longer apply for the time period following the Effective Date; provided that the parties further agree that the terms of the Confidentiality Agreement relating to the protection of Arista’s proprietary information, assignment and disclosure of inventions (solely with respect to inventions that are conceived, developed or reduced to practice as a result of Consultant’s performance of services under this Agreement), assistance with enforcement of Arista’s intellectual property rights, and the return of Company property shall continue to apply to Consultant in connection with his performance of services under this Agreement until the expiration or termination of this Agreement. 4. Reports: Upon request from Arista, Consultant will notify Arista of Consultant’s progress in performing the Services under this Agreement.

DocuSign Envelope ID: 86371C84-43D1-4D69-8FE2-BF1CAE746833 2 of 4 5. Term and Termination a. Term. The Term of this Agreement will begin on the Effective Date and will continue until terminated by either Party. b. Termination. Either Party may terminate this Agreement by giving the other fifteen (15) days prior written notice of termination pursuant to Section 9.G of this Agreement. Arista may terminate this Agreement immediately and without prior notice if Consultant refuses to or is unable to perform the Services or is in breach of any material provision of this Agreement or the Confidentiality Agreement. c. Survival. Upon termination of this Agreement, all rights and duties of Arista and Consultant toward each other shall cease, except that the provisions of the Confidentiality Agreement relating to the protection of Arista’s proprietary information, assignment of inventions, assistance with enforcement of Arista’s intellectual property rights, and the return of Company property shall survive termination of this Agreement in accordance with their terms. 6. Independent Contractor Relationship: It is the express intention of Arista and Consultant that Consultant perform the Services as an independent contractor to Arista. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of Arista. 7. Intentionally Omitted. 8. Limitation of Liability: EXCEPT FOR A BREACH OF SECTION 2, (I) IN NO EVENT SHALL ARISTA BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER ARISTA WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY, AND (II) IN NO EVENT SHALL ARISTA’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY ARISTA TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY. 9. Miscellaneous a. Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction. The Parties expressly consent to the personal

DocuSign Envelope ID: 86371C84-43D1-4D69-8FE2-BF1CAE746833 3 of 4 and exclusive jurisdiction and venue of the state and federal courts located in California. b. Assignability. This Agreement will be binding upon Consultant’s assigns, administrators, and other legal representatives (and if applicable, their heirs and executors), and will be for the benefit of Arista, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement, by operation of law or otherwise, and any such attempted assignment, delegation or transfer shall be null and void. c. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties, except for the Confidentiality Agreement which is fully incorporated herein to the extent set forth in Section 3. In the event of any conflict or inconsistency between this Agreement and the Confidentiality Agreement, this Agreement will control. d. Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement. e. Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. f. Counterparts. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document. g. Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by Arista of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach. h. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, or (ii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below their signature on the Signature Page or at such other address as the Party may have previously specified by like notice. If by

DocuSign Envelope ID: 86371C84-43D1-4D69-8FE2-BF1CAE746833 4 of 4 mail, delivery shall be deemed effective five business days after mailing in accordance with this Section 9.G. IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date. Consultant Anshul Sadana 5/21/2024 Date Address for Notices: ****** *** *** *** *** *** *** *** *** Arista Networks, Inc. Isabelle Bertin-Bailly Group Vice President, Worldwide HR & Operations Arista Networks, Inc. 5/21/2024 Date Address for Notices: 5453 Great America Parkway Santa Clara, CA 95054 Attn: Legal Department Phone: 408-547-5500 Email: legal@arista.com